Exhibit 99.2

IBM 1Q 2021 Earnings Non-GAAP Supplemental Material April 19, 2021 ibm.com/investor

Non-GAAP Supplemental Materials Reconciliation of Revenue Performance - 1Q 2021 1Q21 Yr/Yr1Q21 Yr/Yr GAAP @CC GAAP @CC Cloud & Cognitive Software 4% 1% Global Technology Services (1%) (5%) Cloud & Data Platforms 13% 10% Infrastructure & Cloud Services (1%) (5%) Cognitive Applications 4% 2% Technology Support Services (2%) (5%) Transaction Processing Platforms (12%) (15%) Cloud 6% 2% Cloud 38% 34% Systems 4% 2% Global Business Services2% (1%) Systems Hardware 12% 10% Consulting 6% 2% IBM Z 50% 49% Application Management (4%) (8%) Power(10%) (13%) Global Process Services 22% 19% Storage(12%) (14%) Cloud 33% 28% Operating Systems Software (16%) (18%) Cloud23% 21% The above reconciles the Non-GAAP financial information contained in the “Cloud & Cognitive Software”, “Global Business Services”, “Global Technology Services”, “Systems”, “Services Segments Details”, “Software and Systems Segment Details”, and “Prepared Remarks” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8-K dated April 19, 2021 for additional information on the use of these Non-GAAP financial measures. Supplemental Materials 2

Non-GAAP Supplemental Materials Reconciliation of Revenue Performance - 1Q 2021 1Q21 Yr/Yr GAAPDivest impact Currency impact Adjusted Total Revenue1% 0 pts (3 pts) (2%) Americas 0% 0 pts 0 pts 0% Europe/ME/Africa 2% 0 pts (8 pts) (5%) Asia Pacific 1% 0 pts (4 pts) (4%) Total Cloud21% 0 pts (4 pts) 18% The above reconciles the Non-GAAP financial information contained in the “Financial Highlights”, “Revenue and P&L Highlights”, and “Prepared Remarks” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8-K dated April 19, 2021 for additional information on the use of these Non-GAAP financial measures. Supplemental Materials 3

Non-GAAP Supplemental Materials

Reconciliation of Revenue for Red Hat and Cloud & Data Platforms - 1Q 2021

	1Q21 Yr/Yr	
Revenue, Normalized for Historical Comparability	**Red Hat**	**Cloud & Data Platforms**
Revenue GAAP growth rate*	**53%**	**13%**
Impact from purchase accounting deferred revenue and intercompany adjustments**	(35 pts)	(8 pts)
Revenue growth rate, normalized for historical comparability (non-GAAP)	**17%**	**5%**
Impact from currency	(3 pts)	(3 pts)
Revenue growth rate, normalized for historical comparability and adjusting for currency (non-GAAP)	**15%**	**2%**

*Represents change in GAAP revenue as reported by IBM. Red Hat is included in Cloud & Data Platforms, both are included the Cloud & Cognitive Software segment

**Represents change in the first-quarter 2021 impact of the deferred revenue purchase accounting adjustment and adjustments to add back revenue which was eliminated for sales between Red Hat and IBM. This line represents revenue that would have been recognized by Red Hat under GAAP if the acquisition had not occurred but was not recognized by IBM due to purchase accounting and intercompany adjustments.

The above reconciles the Non-GAAP financial information contained in the "Prepared Remarks" discussion in the company's earnings presentation. See Exhibit 99.2 included in the company's Form 8-K dated April 19, 2021 for additional information on the use of these Non-GAAP financial measures.

Supplemental Materials

IBM

4

Non-GAAP Supplemental Materials Reconciliation of Expense Summary - 1Q 2021 1Q21 Non-GAAPOperating GAAPAdjustments(Non-GAAP) SG&A Currency (2 pts) 0 pts (2 pts) Acquisitions/Divestitures0 pts 0 pts 0 pts Base*15 pts 2 pts 17 pts RD&E Currency(2 pts) 0 pts (2 pts) Acquisitions/Divestitures0 pts 0 pts 0 pts Base*2 pts 0 pts 2 pts Operating Expense & Other Income Currency (3 pts) 0 pts (2 pts) Acquisitions/Divestitures (1 pts) 0 pts (1 pts) Base* 12 pts 3 pts 14 pts The above reconciles the Non-GAAP financial information contained in the “Expense Summary” discussion in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8-K dated April 19, 2021 for additional information on the use of these Non-GAAP financial measures. *Represents the percentage change after excluding the impact of currency, acquisitions and divestitures. Supplemental Materials 5

Non-GAAP Supplemental Materials Reconciliation of Continuing Operations - 1Q 2021 1Q21 Acquisition-Retirement-Spin-off-Related Related Tax Reform Related GAAPAdjustmentsAdjustmentsImpactsChargesAdjusted Gross Profit $8,204 $175 ——$3 $8,382 Gross Profit Margin46.3% 1.0 pts ——0.0 pts 47.3% SG&A 5,174 (293) ——(58) 4,823 Other (Income) & Expense362 (1) (343) ——18 Total Expense7,299 (294) (343) —(58) 6,604 Pre-tax Income 905 469 343 —61 1,777 Pre-tax Income Margin 5.1% 2.6 pts 1.9 pts — 0.3 pts 10.0% Tax Rate (5.6%) 7.3 pts 4.5 pts 2.7 pts 1.0 pts 10.1% Net Income 956 365 282 (49) 46 1,599 Net Income Margin 5.4% 2.1 pts 1.6 pts (0.3 pts) 0.3 pts 9.0% Earnings Per Share$1.06 $0.40 $0.31 ($0.05) $0.05 $1.77 $ in millions (except EPS which is in whole dollars) The above reconciles the Non-GAAP financial information contained in the “Financial Highlights”, “Revenue and P&L Highlights”, “Expense Summary” and “Prepared Remarks” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8-K dated April 19, 2021 for additional information on the use of these Non-GAAP financial measures. Supplemental Materials 6

Non-GAAP Supplemental Materials Reconciliation of Free Cash Flow - Last 12 Months 12 Months Ended Mar 2021 Net Cash from Operating Activities per GAAP:$18.6 Less: change in Global Financing (GF) Receivables$4.8 Net Cash from Operating Activities (Excluding GF Receivables)$13.8 Capital Expenditures, Net ($2.8) Free Cash Flow (Excluding GF Receivables)$11.0 Structural actions initiated in 4Q20 & spin-off charges* $0.7 Adjusted Free Cash Flow $11.6 $ in billions *includes cash impacts incurred in the period related to structural actions initiated in 4Q20 and spin-off related costs The above reconciles the Non-GAAP financial information contained in the “Financial Highlights”, “Cash Flow and Balance Sheet Highlights”, “Cash Flow Summary” and “Prepared Remarks” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8 -K dated April 19, 2021 for additional information on the use of these Non-GAAP financial measures. Supplemental Materials 7

ibm.com/investor